 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14 (a) of the Securities Exchange Act of 1934
(Amendment No. )

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SUN HEALTHCARE GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Sun Healthcare Group, Inc.

April 10, 2006

 Dear Stockholder:

      On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2006 Annual Meeting of Stockholders of Sun Healthcare Group, Inc.  The meeting will be held on Thursday, May 25, 2006 at The Waldorf Astoria, 301 Park Avenue, New York, NY 10022 at 9:00 a.m., local time.

      The business to be conducted at the meeting is outlined in the attached Notice of Annual Meeting and Proxy Statement.

      Whether or not you plan to attend the meeting in person, your shares should be represented and voted at the meeting.  Accordingly, after reading the enclosed Proxy Statement, please complete, sign, date and promptly return the accompanying proxy card in the enclosed self-addressed envelope.  No postage is required if it is mailed in the United States.  If you later decide to attend the meeting and wish to vote your shares personally, you may revoke your proxy at any time before it is exercised.

     We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Richard K. Matros
Chairman of the Board
and Chief Executive Officer

SUN HEALTHCARE GROUP, INC.
18831 Von Karman, Suite 400
Irvine, California 92612

________________________________

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 25, 2006

________________________________

To the Stockholders of Sun Healthcare Group, Inc.:

     The 2006 Annual Meeting of Stockholders of Sun Healthcare Group, Inc., a Delaware corporation, will be held on Thursday, May 25, 2006 at The Waldorf Astoria, 301 Park Avenue, New York, NY 10022 at 9:00 a.m., local time, to consider and vote on the following matters described in the attached proxy statement:

1.	To elect the Board of Directors;

2.	To amend the 2004 Equity Incentive Plan to, among other things, increase the number of shares of common stock authorized for awards under the plan from 2,100,000 to 5,600,000;

3.	To approve the Audit Committee's intended appointment of Ernst & Young LLP as independent public accountants of Sun for the fiscal year ending December 31, 2006; and

4.	To transact such other business as may properly come before Sun's Annual Meeting, or any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on April 6, 2006 as the record date for determining stockholders entitled to receive notice of and to vote at the meeting and at any adjournment or postponement thereof.  All stockholders are cordially invited to attend the meeting in person.  Whether or not you plan to attend the Annual Meeting, you are urged to mark, date and sign the enclosed proxy card and return it at your earliest convenience in the enclosed envelope.  If you attend the Annual Meeting and wish to vote your own shares in person, you may withdraw your proxy at that time.

For the Board of Directors,

/s/ Michael T. Berg
Secretary

April 10, 2006

SUN HEALTHCARE GROUP, INC.
18831 Von Karman, Suite 400
Irvine, California 92612
______________

PROXY STATEMENT
______________

 Introduction

     This Proxy Statement is furnished by the Board of Directors of Sun Healthcare Group, Inc., a Delaware corporation ("Sun"), in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 25, 2006 at The Waldorf Astoria, 301 Park Avenue, New York, NY 10022 at 9:00 a.m., local time, and at any and all adjournments or postponements thereof. This Proxy Statement, the attached Notice of Annual Meeting and the accompanying proxy card are first being mailed to Sun's stockholders on or about April 19, 2006.

Proxy Procedures

     The persons named to serve as proxy holders were selected by the Board of Directors of Sun.  If a proxy card is properly executed and returned before the Annual Meeting, and not revoked, all shares represented thereby will be voted at the Annual Meeting, including any adjournments thereof.  If a proxy card specifies the manner in which shares are to be voted, the shares will be voted in accordance with such specifications.  If no such specification is made on a proxy card that is signed and returned, such shares will be voted as recommended in this Proxy Statement by the Board of Directors.  As to any other business that may properly come before the meeting, the persons named in the accompanying proxy card will vote the shares in accordance with their best judgment.  Sun does not presently know of any other business to come before the meeting.

     Execution of a proxy card will not in any way affect a stockholder's right to attend the meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of Sun an instrument revoking it or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

     Sun will pay the cost of solicitation of proxies.  In addition, Sun may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for expenses incurred in forwarding solicitation materials to the beneficial holders of stock held of record by such persons.  Although it is contemplated that proxies will be solicited primarily through the mail, Sun may use its directors, officers and employees, without additional compensation, to conduct solicitation by telephone, facsimile and other means.

Outstanding Shares and Voting Rights

     At the close of business on April 6, 2006, there were outstanding 31,266,469 shares of Sun's common stock, par value $.01 per share (the "Common Stock").  Only the holders of Common Stock on April 6, 2006, the record date for stockholders entitled to notice of and to vote at the Annual Meeting, are entitled to vote at the Annual Meeting.  Each share of Common Stock is entitled to one vote on each matter to be voted upon.  The presence in person or by proxy of a majority of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes (defined below) will be counted as present for quorum purposes.

     The persons appointed by Sun to act as election inspectors for the Annual Meeting will count votes cast by proxy or in person at the Annual Meeting.  The election inspectors will treat shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  A "broker non-vote" occurs when a broker votes on some matters on a proxy card but not on others because the broker does not have discretionary power to vote on a particular matter.  Abstentions with respect to any proposal (other than the election of directors) will have the effect of votes "against" that proposal.  Broker non-votes, however, do not constitute votes "for" or "against" any matter proposed for consideration at the Annual Meeting of Stockholders and thus will be disregarded and have no effect in the calculation of "votes cast" with respect to such matters and, accordingly, will not affect the outcome of the vote.

     Once a quorum has been established, directors are elected by a plurality of the votes cast by holders of shares entitled to vote at the Annual Meeting.  This means that the individuals who receive the largest number of votes are selected as directors up to the maximum number of directors to be elected at the meeting.  In order to approve any other proposals at the Annual Meeting, holders of a majority of the shares represented at the Annual Meeting, either in person or by proxy, and entitled to vote must vote in favor of the proposal.

PROPOSAL ONE
ELECTION OF DIRECTORS

Board of Directors

     The Board of Directors currently is comprised of nine members.  Upon recommendation by the Nominating Committee, the Board of Directors has nominated for election at the 2006 Annual Meeting Gregory S. Anderson, Tony M. Astorga, Christian K. Bement, Michael J. Foster, Barbara B. Kennelly, Steven M. Looney, Richard K. Matros, Keith W. Pennell, and Milton J. Walters, all of whom are currently serving on the Board as Directors.  Each nominee has consented to being named in this Proxy Statement and to serve as a director if elected.  There are no family relationships among any directors, executive officers or nominees.  Each of the directors who are elected will serve until the 2007 Annual Meeting or until his or her successor, if any, is elected.

     The Board of Directors knows of no reason why any nominee may be unable to serve as a director.  If any nominee is unable to serve at the time the election occurs, the shares represented by all valid proxies received may be voted for a substitute nominee designated by the Board or the Board may reduce the number of directors.  If any director resigns, dies or is otherwise unable to serve out his or her term, or the Board increases the number of directors, any vacancy so arising may be filled by the Board.  A director appointed by the Board to fill a vacancy shall serve for the remainder of the full term of the director as to whom the vacancy occurred or for the term as to which the new directorship was created.

     The Board of Directors has determined that each of the current directors and nominees, other than Mr. Matros, is "independent" under the applicable rules of the National Association of Securities Dealers, Inc. ("NASD").  The following sets forth certain biographical information for each of the persons nominated for election at the 2006 Annual Meeting.  Directors' ages are as of the date of the Annual Meeting.

     Gregory S. Anderson, age 49, has served as a member of our Board of Directors since November 2001. Mr. Anderson has served as President and Chief Executive Officer of Bank of Arizona, NA since 2003. He

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also serves as General Partner of Glendora Holdings, LLC, a senior housing management anddevelopment company.  He served as President and Chief Executive Officer of Quality Care Solutions, Inc., a publicly held provider of software and services for the healthcare industry, from 1998 to 2002. Prior to 1998 Mr. Anderson was in the venture capital business. From 1993 to 1998 he was President of Anderson & Wells Co., the venture capital manager of Sundance Venture Partners and El Dorado Investment Co. Mr. Anderson currently serves on the boards of directors of Hawaiian Airlines, Inc., a publicly held airline (which commenced bankruptcy proceedings in March 2003), Miracor Diagnostics, Inc., a publicly held operator of diagnostic imaging centers, and Bank of Arizona, NA.

     Tony M. Astorga, age 60, has served as a member of our Board of Directors since May 2004. He has served as the Senior Vice President and Chief Financial Officer of Blue Cross and Blue Shield of Arizona, a health insurance company, since 1988. From 1976 to 1987 he was a partner in the firm of Astorga, Maurseth & Co., P.C., a certified public accounting firm. Mr. Astorga previously served on the board of directors of Regency Health Services, Inc., a publicly held long-term care operator, and currently serves on the board of directors of the Boy Scouts of America‑Grand Canyon Council, Phoenix Art Museum and Valley of the Sun United Way.

     Christian K. Bement, age 64, has served as a member of our Board of Directors since May 2004. He has served as the President and Chief Executive Officer of Earl Scheib, Inc., a publicly held chain of auto paint shops, since 1999. From 1995 to 1998, he served as Executive Vice President and Chief Operating Officer of Earl Scheib, Inc. He previously served on the board of directors and as an officer of Thrifty Corporation, an operator of drug stores and sporting goods stores, as Executive Vice President from 1990 to 1994 and as Senior Vice President of Industrial Relations from 1985 to 1990. Mr. Bement has served on the board of directors of Earl Scheib, Inc. since 1997, and is one of the founders and has served on the board of directors of the 1st Century Bank located in Century City, California since 2004.

     Michael J. Foster, age 53, has served as a member of our Board of Directors since December 2005. Mr. Foster is a managing director of RFE Management Corp. of New Canaan, Connecticut ("RFE,") where he has been employed since 1989. RFE Management Corp. is the investment manager for RFE Investment Partners V, L.P., RFE VI SBIC, L.P. and other private equity investment funds. Mr. Foster is a director of several privately held portfolio companies of RFE Investment Partners V, L.P., RFE VI SBIC, L.P., and the other investment funds managed by RFE Management Corp.

     Barbara B. Kennelly, age 69, has served as a member of our Board of Directors since August 2005. She has served as President and Chief Executive Officer of the National Committee to Preserve Social Security and Medicare since 2002. Mrs. Kennelly served as a lobbyist within the federal policy practice group of the law firm of Baker & Hostetler LLP from 2000 to 2001, and served as Counselor to the Commissioner at the Social Security Administration from 1999 to 2000. Mrs. Kennelly served as a Representative from the State of Connecticut in the United States Congress from 1982 to 1999, during which time she was (i) the first woman elected to serve as the Vice Chair of the House Democratic Caucus, (ii) the first woman to serve on the House Committee on Intelligence and to chair one of its subcommittees, (iii) the first woman to serve as Chief Majority Whip, (iv) the third woman in history to serve on the Ways and Means Committee, and (v) the ranking member of the Subcommittee on Social Security during the 105th Congress. Prior to her election to Congress, Mrs. Kennelly was Secretary of the State of Connecticut and a member of the Hartford Court of Common Council. She serves on numerous boards and commissions and was appointed by the House Minority Leader to the Policy Committee for the 2005 White House Conference on Aging.

     Steven M. Looney, age 56, has served as a member of our Board of Directors since May 2004. He has served as the Managing Director of Peale Davies & Company Inc., a mergers and acquisitions and strategic advisory boutique, since February 2005. He was the Chief Financial Officer of Pinkerton Computer

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Consultants Inc., an information technology firm, from 2000 to January 2005. Mr. Looney has served as a Director of WH Industries Inc., a precision metal parts manufacturing company, since 1992 and as Chief Financial Officer of that firm from 1992 through 1999. From 1990 to 1997, he served as a director of Computers at Work Ltd, a hand-held computer consulting firm. Mr. Looney is a director of WH Industries, Inc. and APW Ltd.

     Richard K. Matros, age 52, has been our Chairman of the Board and Chief Executive Officer since November 2001. Mr. Matros served as Chief Executive Officer and President of Bright Now! Dental from 1998 to 2000. He served Regency Health Services, Inc., a publicly held long-term care operator, as Chief Executive Officer from 1995 to 1997, as President and a director from 1994 to 1997, and as Chief Operating Officer from 1994 to 1995. He served Care Enterprises, Inc. as Chief Executive Officer during 1994, as President, Chief Operating Officer and a director from 1991 to 1994, and as Executive Vice President-Operations from 1988 to 1991. Mr. Matros currently serves on the boards of directors of Bright Now! Dental and Meridian Neurocare, LLC, and as Vice Chairman of Alliance for Quality Nursing Home Care, Inc.

     Keith W. Pennell, age 39, has served as a member of our Board of Directors since December 2005. Mr. Pennell is a Managing Director of DFW Management Corp. of Teaneck, New Jersey ("DFW") where he has been employed since 1998. DFW Management Corp. is the investment manager for DFW Capital Partners, L.P. and other affiliated investment partnerships, of which Mr. Pennell is also a General Partner. Mr. Pennell serves as a director of several privately held portfolio companies of DFW Capital Partners, L.P., and other affiliated funds of DFW Management Corp. From 1992 to 1998, Mr. Pennell served as a Vice President and Partner with First Atlantic Capital, Ltd., a New York-based leveraged buyout and private equity investment firm.

     Milton J. Walters, age 64, has served as a member of our Board of Directors since November 2001. Mr. Walters has served with investment banking companies for over 30 years, including: Tri-River Capital since 1999 and from 1988 to 1997, as President; Prudential Securities from 1997 to 1999, most recently as Managing Director; Smith Barney from 1984 to 1988, most recently as Senior Vice President and Managing Director; and Warburg Paribas Becker from 1965 to 1984, most recently as Managing Director. He currently serves on the boards of directors of Decision One Corporation, Fredericks of Hollywood and Stoneleigh Partners Acquisition Corp.

Recommendation of the Board of Directors

      The Board of Directors recommends that you vote "FOR" the election of each nominee for director as proposed.

Board Meetings and Committees of the Board

     During 2005, the Board of Directors held 11 meetings and took action by written consent in lieu of a meeting five times.  To assist in the discharge of its responsibilities, the Board of Directors maintained five standing committees during 2005:  Audit, Compensation, Nominating, Compliance, and Executive.  The members of these standing committees are elected by the Board of Directors and serve at the pleasure of the Board.  None of the directors attended fewer than 75% of the total meetings of the Board of Directors and committees on which he or she served during 2005.  Sun encourages its directors to attend its annual meetings of stockholders, and each of our current directors in office at the time of our 2005 Annual Meeting of Stockholders attended the meeting.

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    Audit Committee.  The Audit Committee operates under a written charter that is available for viewing on Sun's web site at www.sunh.com. As more fully described in its charter, the Audit Committee oversees Sun's accounting and financial reporting processes. The Audit Committee held eight meetings during 2005.  All of the members are non-employee directors and are "independent" in accordance with the requirements of the NASD and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").  The Audit Committee is currently comprised of Mr. Walters (Chair), Mr. Anderson, Mr. Astorga, Mr. Bement and Mr. Foster.  The Board has designated one member of the Audit Committee, Mr. Walters, as an audit committee financial expert, as defined by the Securities and Exchange Commission (the "SEC").  Mr. Walters' biography is set forth above.

     Compensation Committee.  The Compensation Committee operates under a written charter that is available for viewing on Sun's web site at www.sunh.com.  As more fully described in its charter, the Compensation Committee reviews the compensation of Sun's senior officers, including salaries, bonuses, stock options and any other forms of equity-based compensation, reviews recommendations to the Board concerning the compensation of the directors and performs such other functions as the Board may direct.  The Compensation Committee also administers Sun's stock option plans.  In 2005, the Compensation Committee held five meetings and took action by written consent in lieu of a meeting four times.  All of the members are non-employee directors and are "independent" in accordance with the requirements of the NASD.  The Compensation Committee is currently comprised of Mr. Walters (Chair), Mr. Looney and Mr. Pennell.

     Nominating Committee.  The Nominating Committee operates under a written charter that is available for viewing on Sun's web site at www.sunh.com.  As more fully described in its charter, the Nominating Committee recommends to the Board candidates to be nominees for election to the Board at annual meetings of stockholders and candidates for appointment to the committees of the Board.  Criteria the Nominating Committee uses in connection with evaluating and selecting new directors include factors relating to whether the director candidate would meet the definition of independence required by the NASD.  While the Nominating Committee does not have any specific, minimum qualifications for Board nominees, in considering possible candidates for election as a director, the Committee is guided by the following principles: (a) each director should be an individual of high character and integrity; (b) each director should be accomplished in his or her respective field, with superior credentials and recognition; (c) each director should have relevant expertise and experience, and be able to offer advice and guidance to management based on that expertise and experience; (d) each director should have sufficient time available to devote to Sun's affairs; (e) each director should represent the long-term interests of Sun's stockholders as a whole; and (f) directors should be selected such that the Board represents a diversity of backgrounds and experiences.  The Nominating Committee will consider written proposals from stockholders for nominees to the Board of Directors.  Nominations must be submitted within the time frame and as provided in our bylaws and as described under "Other Matters - Stockholder Proposals and Nominations."

      Qualified candidates for membership on the Board of Directors will be considered without regard to race, color, religion, gender, ancestry, national origin or disability.  The Nominating Committee will review the qualifications and backgrounds of directors and nominees (without regard to whether a nominee has been recommended by a stockholder), as well as the overall composition of the Board, and recommend the slate of directors to be nominated for election at the next annual meeting of stockholders.  The Nominating Committee does not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees.  In 2005, the Nominating Committee held one meeting and took action by written consent in lieu of a meeting three times.  All of the members are non-employee directors and are "independent" in accordance with the requirements of

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the NASD.  The Nominating Committee is currently comprised of Mr. Bement (Chair), Mr. Astorga and Ms. Kennelly.

     Compliance Committee.  The Compliance Committee operates under a written charter that is available for viewing on Sun's web site at www.sunh.com.  As more fully described in its charter, the Compliance Committee assists the Board in ensuring the ongoing commitment of Sun to compliance with applicable laws, regulations, professional standards, industry guidelines and Sun's policies and procedures.  In 2005, the Compliance Committee held three meetings.  The Compliance Committee is currently comprised of Mr. Anderson (Chair), Mr. Astorga, Mr. Bement, Ms. Kennelly, Mr. Looney and Mr. Pennell.

     Executive Committee.  The Executive Committee operates under a written charter that is available for viewing on Sun's web site at www.sunh.com.  As more fully described in its charter, the Executive Committee assists the Board in fulfilling its responsibilities in an efficient and timely manner during the interval between regular meetings of the full Board.  In performing this role, the Committee is empowered to exercise all powers and authority of the Board if Board action is needed during the interval between meetings of the Board, provided that the Committee may not take any action which (i) would require the approval of Sun's stockholders, (ii) would be in contravention of the powers that a committee may exercise pursuant to the Delaware General Corporation Law, (iii) pertains to the specific duties or responsibilities of the Audit Committee, the Compensation Committee, Compliance Committee or the Nominating Committee, or (iv) is in contravention of specific directions given by the full Board.  The Executive Committee did not meet or take action by written consent in lieu of a meeting during 2005.   The Executive Committee is currently comprised of Mr. Anderson (Chair), Mr. Foster and Mr. Matros.

 Representation on Board of Directors

     RFE and DFW were formerly the principal stockholders of Peak Medical Corporation ("Peak") which Sun acquired in December 2005.  In connection with that acquisition, Sun agreed with RFE and DFW that they are each entitled to nominate one individual to our Board of Directors until such time as RFE or DFW, as the case may be, ceases to own at least 50% of the shares of our Common Stock that they respectively acquired from us in our acquisition of Peak.  The initial nominee for RFE was Mr. Foster and the initial nominee for DFW was Mr. Pennell.  See "Certain Relationships and Related Transactions."

Compensation of Directors

     Our non-employee directors are entitled to receive:  (i) an annual fee of $24,000, which is payable in four equal quarterly installments, (ii) $1,750 for each Board of Directors or Committee meeting attended in person, (iii) an additional $500 for each subsequent meeting attended that same day, and (iv) $500 for any meetings attended by telephone.  In addition, each Chairperson of a Committee of the Board of Directors is entitled to receive an additional annual fee of $4,000, payable in four equal quarterly installments.  Each of the non-employee directors is reimbursed for out-of-pocket expenses for attendance at Board and committee meetings.  In addition, as of December 31, 2005, the eight non-employee directors have been awarded an aggregate of 33,920 restricted stock units and stock options to purchase an aggregate of 110,230 shares of Common Stock at an average exercise price of $7.82 per share. Directors who are also executive officers do not receive any fees or additional remuneration to serve on our Board or its Committees.

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Additional Corporate Governance Matters

     Stockholders may send written communications to Sun's Board of Directors c/o Sun's Corporate Secretary at 18831 Von Karman, Suite 400, Irvine, California 92612.  All mail received will be opened and communications that relate to matters that are within the scope of the responsibilities of the Board, other than solicitations, junk mail and frivolous or inappropriate communications, will be forwarded to the Chairman of the Board of Directors.  The Chairman will distribute the correspondence to the other Board members if he determines it is appropriate for the Board to review.

     Sun has adopted a Code of Ethics that applies to its Chief Executive Officer, Chief Financial Officer, and Corporate Controller, and other financial personnel.  The Code of Ethics is designed to deter wrongdoing and to promote, among other things, (i) honest and ethical conduct, (ii) full, fair, accurate, timely and understandable disclosures, and (iii) compliance with applicable governmental laws, rules and regulations.  The Code of Ethics is available on Sun's website at www.sunh.com. If Sun makes any substantive amendments to the Code of Ethics or grants any waiver, including any implicit waiver, from a provision of the Code to its Chief Executive Officer, Chief Financial Officer or Corporate Controller, it will disclose the nature of such amendment or waiver on its website.

 Executive Officers

     Executive officers are elected annually by the Board of Directors. There are no family relationships among directors, nominees for director and executive officers.  The following sets forth the titles and certain biographical information for each of our executive officers. The ages of the officers are as of the date of the Annual Meeting.  The biographical information for Richard K. Matros, our Chairman of the Board and Chief Executive Officer, is included under "Board of Directors" above.

     L. Bryan Shaul, age 61, has been our Executive Vice President and the Chief Financial Officer since February 2005. From 2001 to February 2005, Mr. Shaul was the Executive Vice President and Chief Financial Officer of Res-Care, Inc., a publicly owned provider of services to persons with developmental disabilities and special needs. From 1999 to 2001, he served at Humana Inc., a health insurance company, most recently as Vice President-Finance and Controller and prior to that as Vice President of Mergers and Acquisitions. From 1997 to 1999, Mr. Shaul was Chief Financial Officer of Primary Health, Inc., a physician practice management and HMO company. From 1994 to 1996, he was the Senior Vice President and Chief Financial Officer of RightCHOICE Managed Care, Inc. From 1971 to 1993, he held various positions with Coopers & Lybrand, most recently as the Partner-in-Charge of Insurance Practice in California.

     Michael Newman, age 57, has been our Executive Vice President and General Counsel since May 2005. From 1983 to 2005, he was a partner with the law firm of O'Melveny & Myers LLP. We currently engage O'Melveny & Myers LLP, and have engaged it since 2002, to provide us with legal services.

     Chauncey J. Hunker, Ph.D., age 55, has been our Corporate Compliance Officer since 2000. From 1996 to 2000, Dr. Hunker served as Vice President of Continuous Quality Improvement of SunDance Rehabilitation Corporation, our rehabilitation therapy subsidiary ("SunDance"). From 1995 to 1996, he was a Clinical Director of SunDance and from 1992 to 1995 he was a Regional Vice President of Learning Services-Midwestern Regional Facility in Madison, Wisconsin. Dr. Hunker has also served as Adjunct Assistant Professor, Department of Neurology at the University of Wisconsin Medical School since 1989.

    Heidi J. Fisher, age 49, has been our Senior Vice President of Human Resources since February 2002. From 1998 to 2002, Ms. Fisher was Vice President Human Resources of Bright Now! Dental, a dental

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practice management company. From 1997 to 1998, she was Corporate Director of Human Resources at Covenant Care, Inc., a long-term care company. From 1994 to 1997, Ms. Fisher was with Regency Health Services, Inc., a long-term care company, most recently with the title Senior Director of Human Resources. From 1987 to 1994, Ms. Fisher was Senior Manager of Human Resources with Volt Delta Resources, Inc.

     Jennifer L. Botter, age 43, has been our Senior Vice President since February 2004 and our Corporate Controller since 2000. From 1998 to 1999, Ms. Botter held various positions with us. From 1996 to 1998, she was Director of Finance for Fulcrum Direct, Inc., a manufacturer and cataloguer of children's apparel. From 1984 to 1996, she held financial consulting and accounting positions in the high technology and manufacturing industries. Ms. Botter has served as our principal accounting officer since 2001 and served as our principal financial officer from December 2004 to February 2005.  Ms. Botter has resigned as our Senior Vice President and Corporate Controller effective as of April 21, 2006.

     William A. Mathies, age 46, has been President of SunBridge Healthcare Corporation ("SunBridge"), our inpatient services subsidiary, since March 2002, President and Chief Operating Officer of SunBridge since January 2006, and President and Chief Operating Officer of SHG Services, Inc., our ancillary services holding company, since January 2006. From 1995 to March 2002, Mr. Mathies served as Executive Vice President of Beverly Enterprises, Inc., a long-term care company. Most recently, he was the Executive Vice President of Innovation/Services for Beverly. He previously served Beverly as President of Beverly Health and Rehabilitation Services (the long-term care subsidiary of Beverly), from 1995 to 2000, and various other operational positions from 1981 to 1995. He serves as a director of MyInnerview, Inc.

     Tracy A. Gregg, age 52, has been President of SunDance Rehabilitation Corporation, our rehabilitation therapy services subsidiary, since 2000. From 1987 to 1999, Ms. Gregg was employed by NovaCare, Inc. in various capacities, most recently as Senior Vice President of Operations of the Long-Term Care Division. Ms. Gregg has over 30 years of experience in the long-term care industry. Since 2000, Ms. Gregg has served on the National Association for Support of Long Term Care (the "NASL") Board of Governors and she is serving as President of the NASL in 2006.  From 2002 to 2005, she served as the Chair of the NASL Medical Services Committee and a subcommittee member of American Health Care Association Clinical Practice.

     Richard L. Peranton, age 57, has been President of CareerStaff Unlimited, Inc., our medical staffing subsidiary, since November 2004. From 2001 to November 2004, Mr. Peranton was the President and Chief Executive Officer of EMSI, Inc., a medical information services provider related to risk management services. From 1994 to 2001, he was the President and Chief Executive Officer of Nursefinders, Inc., a provider of temporary staffing services. From 1981 to 1994, he served in various capacities, most recently as President-Southern Division, with Olsten Kimberly Quality Care, a provider of supplemental health care staffing.

PROPOSAL TWO

APPROVAL OF AMENDMENTS TO
THE SUN HEALTHCARE GROUP, INC. 2004 EQUITY INCENTIVE PLAN

    At the Annual Meeting, stock holders will be asked to approve the following amendments to the Sun Healthcare Group, Inc. 2004 Equity Incentive Plan (formerly known as the Sun Healthcare Group, Inc. 2002 Management Equity Incentive Plan) the "2004 Plan"), which were adopted by our board of directors, subject to stockholder approval, on March 29, 2006.

•       Increase in Aggregate Share Limit.  The proposed amendment would increase the number of shares of our Common Stock available for award grants under the 2004 Plan by an

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         additional 3,500,000 shares.  The Compensation Committee of our Board of Directors engaged consultants to advise the Committee of our Board of Directors engaged consultants to advise the Committee regarding the 2004 Plan.  The consultants reviewed the proposed amendments with a independent shareholder services company which advised our consultants that the proposed share increase was within its established guidelines.

•       Elimination of Sub-Limit on Full-Value Awards. The proposed amendment would eliminate the limit on the number of shares of our Common Stock that may be subject to grants of full-value awards under the 2004 Plan, which limit is currently 1,050,000 shares.  "Full-value awards" include all awards under the 2004 Plan other than: (1) shares delivered in respect of compensation earned but deferred; and (2) shares delivered pursuant to option or stock appreciation right grants the per share exercise or base price, as applicable, of which is at least equal to the fair market value of a share of our Common Stock at the time of grant of the award.

     As of March 31, 2006, a total of 1,543,809 shares of Common Stock were then subject to outstanding awards granted under the 2004 Plan, and an additional 363,873 shares of Common Stock were then available for new award grants under the 2004 Plan.  The Board of Directors approved the additional share authority requested under the 2004 Plan based, in part, on a belief that the number of our shares currently available under the 2004 Plan does not give Sun sufficient authority and flexibility to adequately provide for future incentives as we grow.  The Compensation Committee of the Board of Directors will continue to have the authority to grant awards under the 2004 Plan, within the existing 2004 Plan share limits, if stockholders do not approve this 2004 Plan proposal.

Summary Description of the 2004 Equity Incentive Plan

     The principal terms of the 2004 Plan are summarized below.  The following summary is qualified in its entirety by the full text of the 2004 Plan, as amended to reflect the changes proposed herein, which appears as Exhibit A to this Proxy Statement.

     Purpose.  The purpose of the 2004 Plan is to promote the success of Sun and the interests of our stockholders by providing incentives which will attract, retain and motivate highly competent persons as officers, key employees and directors of, and consultants to, Sun and its subsidiaries by providing them opportunities to acquire shares of Common Stock or to receive monetary payments based on the value of such shares.  Equity-based awards are also intended to further align the interests of award recipients and our stockholders.  Sun intends to grant awards under the 2004 Plan that have performance based criteria.

     Administration.  Our Board of Directors has delegated general administrative authority for the 2004 Plan to the Compensation Committee of the Board of Directors, which administers the 2004 Plan (the "Administrator").  The Administrator has broad authority under the 2004 Plan with respect to award grants including, without limitation, the authority:

•     to select participants and determine the type(s) of award(s) that they are to receive;

•     to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•     to cancel, modify, or waive Sun's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents and to the 2004 Plan's prohibition on "repricing" of awards;

9

•     to accelerate or extend the vesting exercisability or extend the term of any or all outstanding awards:

•     subject to the other provisions of the 2004 Plan and to the 2004 Plan's prohibition on repricing of awards (as described herein), to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award;

•     to allow the purchase price of an award or shares of Common Stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of our Common Stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice in third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law.

     Eligibility.  Persons eligible to receive awards under the 2004 Plan include officers or employees of Sun or any of our subsidiaries, members of our Board of Directors who are not employees of Sun or one of our subsidiaries and certain consultants and advisors to Sun or any of our subsidiaries.  Currently, approximately 150 officers and employees of Sun and our subsidiaries (including all of our named executive officers), and each of Sun's eight non-employee directors, are considered eligible under the 2004 Plan.

     Authorized Shares; Limits on Awards.  As of March 31, 2006, the maximum number of shares of Common Stock that may be issued or transferred pursuant to awards under the 2004 Plan equals the sum of: (1) 2,160,000 shares, plus (2) 20,000 shares subject to stock options granted under Sun's 2002 Non-Employee Director Equity Incentive Plan, as amended (the "Director Plan"), to the extent such options expire, or for any reason are cancelled or terminated, without being exercised.  If stockholders approve this 2004 Plan proposal, the number of shares available for award grant purposes under the 2004 Plan will be increased by an additional 3,500,000 shares.

The following other limits are also contained in the 2004 Plan:

•     The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the 2004 Plan is 2,100,000 shares.  If stockholders approve this 2004 Plan proposal, this limit will be increased to 5,600,000 shares.

•     The maximum number of shares subject to the options and stock appreciation rights that are granted during any calendar year to any individual under the 2004 Plan is 600,000 shares.

•     The maximum number of shares that may be delivered pursuant to awards granted under the 2004 Plan, other than in the circumstances described in the  next sentence, is 1,050,000 shares.  This limit on so-called "full-value awards" does not apply, however, to the following: (1) shares delivered in respect of compensation earned but deferred, and (2) shares delivered pursuant to option or stock appreciation right grants the per share exercise or base price, as applicable, of which is at least equal to the fair market value of a share of Common Stock at the time of grant of the award.  If stockholders approve this 2004 Plan proposal, this limit will be eliminated.

•     "Performance-Based Awards: under Section 10 of the 2004 Plan (and other than stock option and stock appreciation right grants) that are granted to any one participant in any one calendar year may not exceed (1) if the award is payable in shares, 600,00 shares, or (2) if the award is payable only in cash and not related to shares, $1,000,000.

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     The 2004 Plan provides that, to the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2004 Plan.  In the event that shares are delivered in respect of a dividend equivalent right, only the actual number of shares delivered with respect to the award will be counted against the share limits of the 2004 Plan.  To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise related will be counted against the applicable share limits, as opposed to only counting the shares actually issued.  (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares will be charged against the applicable share limits with respect to such exercise.)  Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2004 Plan are available for subsequent awards under the 2004 Plan.  In addition, the 2004 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of Sun through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2004 Plan.  Sun may not increase the applicable share limits of the 2004 Plan by repurchasing shares of Sun stock on the market (by using cash received through the exercise of stock options or otherwise).

     Types of Awards.  The 2004 Plan authorizes stock options, stock appreciation rights, stock awards and other forms of awards granted or denominated in Common Stock or units of Sun common stock, as well as cash bonus awards pursuant to Section 10 of the 2004 Plan.

     A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share (the "exercise price").  The per share exercise price of an option may not be less than the fair market value of a share of Common Stock on the date of grant.  The maximum term of an option is ten years from the date of grant.  An option may either be an incentive stock option or a nonqualified stock option.  Incentive stock option benefits are taxed differently from nonqualified stock options, as described under "Federal Income Tax Consequences of Awards Under the 2004 Plan" below.  Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2004 Plan.  Incentive stock options may only be granted to employees of Sun or a subsidiary.

     A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of share of Common Stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right.  The base price will be established by the Administrator at the time of grant of the stock appreciation right and cannot be less than the fair market value of a share of Common Stock on the date of grant.  Stock appreciation rights may be granted in connection with other awards or independently.  The maximum term of a stock appreciation right is ten years from the date of grant.

     The other types of awards that may be granted under the 2004 Plan include, without limitation, stock awards, performance stock, stock units, dividend equivalents, or similar rights to purchase or acquire shares, and cash awards granted consistent with Section 10 of the 2004 Plan as described below.

     No Repricing of Awards.  No option or stock appreciation right may be amended to reduce the price per share of the shares subject to such option or the exercise price of such stock appreciation right, as applicable, below the option price or exercise price as of the date the option or stock appreciation right is granted.  In addition, no option or stock appreciation rights may be granted in exchange for, or in connection with, the cancellation or surrender of an option, stock appreciation right or other award having a lower option or exercise price.

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    Performance-Based Awards.  The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the U.S. Internal Revenue Code ("Performance-Based Awards").  Performance-Based Awards are in addition to any of the other types of awards that may be granted under the 2004 Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes).  Performance-Based Awards may be in the form of stock awards, performance stock, stock units, other rights, or cash bonus opportunities.

    The vesting or payment of Performance-Based Awards (other than options or stock appreciation rights) will depend on the absolute or relative performance of Sun on a consolidated, subsidiary, segment, division, or business unit basis.  The Administrator will establish the criterion or criteria and target(s) on which performance will be measured.  The Administrator must establish criteria and targets in advance of applicable deadlines under the U.S. Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain.  The criteria that the Administrator may use for this purpose will include one or more of the following: net earnings, earnings per share, net sales growth, market share, net operating profit, expense targets, working capital targets relating to inventory and/or accounts receivable, operating margin, return on equity, return on assets, planning accuracy (as measured by comparing planned results to actual results), market price per share, total return to stockholders, measurably improving quality of care outcomes at company facilities, or any combination thereof.  In addition, Performance-Based Awards may include comparisons to the performance of other companies as measured by one or more of the foregoing business criteria.  The performance measurement period with respect to an award may range from three months to ten years.

     Performance-Based Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading "Authorized Shares; Limits on Awards" above).  Before any Performance-Based Award (other than an option or stock appreciation right) is paid, the Administrator must certify that the performance target or targets have been satisfied.  The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

     Acceleration of Awards; Possible Early Termination of Awards.  Generally, and subject to limited exceptions set forth in the 2004 Plan, if any of the following events occurs, then all awards then-outstanding under the 2004 Plan shall become fully vested or paid, as applicable: (i) any person acquires more than 33 1/3% of the outstanding combined voting power of Sun, (ii) certain changes in a majority of our Board of Directors occur over a period of not longer than two years, (iii) stockholders prior to a transaction do not continue to own at least 51% of the voting securities of Sun (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving Sun or any of our subsidiaries, (iv) a sale or other disposition of all or substantially all of Sun's assets.  Upon such vesting, the awards would become subject to the agreement, if any, effecting the change of control, which could provide for an early termination of the awards.

     Transfer Restrictions.  Subject to certain exceptions contained in Section 13 of the 2004 Plan, awards under the 2004 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient's lifetime, only by the recipient.  Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient's beneficiary or representative.

      Adjustments.  As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2004 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are

12

subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change thenumber or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

      No Limit on Other Authority.  The 2004 Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to our common stock, under any other plan or authority.

     Termination of or Changes to the 2004 Plan.  The Board of Directors may amend or terminate the 2004 Plan at any time and in any manner.  Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the U.S. Internal Revenue Code to preserve the intended tax consequences of the plan.  For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2004 Plan.  (Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval.)  Unless terminated earlier by the Board of Directors, the authority to grant new awards under the 2004 Plan will terminate on February 28, 2012.  Outstanding awards, as well as the Administrator's authority with respect thereto, generally will continue following the expiration or termination of the plan.  Generally speaking, outstanding awards may be amended by the Administrator, but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Federal Income Tax Consequences of Awards under the 2004 Plan

     The U.S. federal income tax consequences of the 2004 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2004 Plan.  This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

     With respect to nonqualified stock options, Sun is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise.  With respect to incentive stock options, Sun is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

    If an award is accelerated under the 2004 Plan in connection with a "change in control" (as this term is used under the U.S. Internal Revenue Code), Sun may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered).  Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not "performance-

13

based" within the meaning of Section 162(m) of the U.S. Internal Revenue Code may not be permitted to be deducted by Sun in certain circumstances.

Specific Benefits, Historical Grant Information under the 2004 Plan

     Sun has not approved any awards that are conditioned upon stockholder approval of this 2004 Plan proposal.  If stockholders approve this 2004 Plan proposal, however, Sun expects that it will promptly make additional awards to its employees, including Sun's named executive officers, and directors following the Annual Meeting.  Management anticipates that those additional awards will cover, in the aggregate, approximately 145,000 to 305,000 shares of Common Stock, with the specific number of shares in the aggregate and subject to any one award grant to be determined by the Compensation Committee.  The Compensation Committee has not yet determined the recipients of these additional grants, the number of shares subject to any such grant, or the other terms and conditions of any such grant.

     The number, amount and type of awards to be received by or allocated to eligible persons in the future under the 2004 Plan cannot be determined at this time.  If the plan amendment reflected in this 2004 Plan proposal had been in effect in fiscal 2005, Sun expects that its award grants for fiscal 2005 would not have been substantially different from those actually made in that year under the 2004 Plan.

     For information regarding stock-based awards granted to Sun's named executive officers during fiscal 2005, see the material under the heading "Executive Compensation" below.  For information regarding past award grants under the 2004 Plan, see the "Aggregate Past Grants under the 2004 Plan" table below.

 AGGREGATE PAST GRANTS UNDER THE 2004 PLAN

     As of March 31, 2006, awards covering 1,796,127 shares of Common Stock had been granted under the 2004 Plan.  The following table shows information regarding the distribution of those awards among the persons and groups identified below, option exercises and restricted stock vesting prior to and option and unvested restricted stock holdings as of that date.

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	STOCK OPTIONS				RESTRICTED STOCK
Name and Position	Number of Shares Subject to Past Option Grants	Number of Shares Acquired On Exercise	Number of Shares Underlying Options as of March 31, 2006 Exercisable/Unexercisable		Number of Shares Subject to Past Stock Grants	Number of Shares Vested as of March 31, 2006	Number of Shares Outstanding and Unvested as of March 31, 2006
Executive Group
Richard K. Matros, Chairman of the Board and Chief Executive Officer	302,770	-	169,975	132,795	225,885	166,278	59,607
Bryan Shaul, Executive Vice President and Chief Financial Officer	175,522	-	60,000	115,522	30,938	5,000	25,938
William A. Mathies, President and Chief Operating Officer of SunBridge Healthcare Corporation	153,482	-	106,990	46,492	75,000	8,943	66,057
Richard Peranton, President of CareerStaff Unlimited, Inc.	28,947	-	4,978	23,969	6,873	750	6,123
Chauncey J. Hunker, Corporate Compliance Officer	41,447	-	24,978	16,469	9,941	2,284	7,657
Total for Executive Group:	702,168	-	366,921	335,247	348,637	183,255	165,382
Non-Executive Director Group:	90,230	-	9,190	81,040	43,920	2,750	41,170
Each other person who has received 5% or more of the options, warrants or rights under the 2004 Plan	-		-	-	-	-	-
All employees, including all current officers who are not executive officers or directors, as a group	449,589	22,370	101,307	325,912	161,583	43,943	117,640
Total	1,241,987	22,370	477,418	742,199	554,140	229,948	324,192
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EQUITY COMPENSATION PLAN INFORMATION

Sun currently maintains three equity compensation plans:  the 2004 Plan, the Director Plan, and the Peak Medical Corporation 1998 Stock Incentive Plan (the "Peak Plan").  The 2004 Plan and the Director Plan have each been approved by Sun's stockholders, and the Peak Plan was approved by the stockholders of Peak prior to Sun's acquisition of Peak.  Stockholders are being asked to approve an amendment to the 2004 Plan, as described above.

The following table sets forth, for each of Sun's equity compensation plans, the number of shares of common stock subject to outstanding options, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of March 31, 2006.

Plan category	Number of shares of Common Stock to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of shares of Common Stock remaining available for future +plans (excluding shares reflected in the first column)
Equity compensation plans approved by stockholders	1,317,198(1)	$7.09	343,723(1)
Equity compensation plans not approved by stockholders	-	-	-
Total	1,317,198	$7.09	$343,723

_____________

(1)  Of the aggregate number of shares that remained available for future issuance, all were available under the 2004 Plan.  No shares were available under the Director Plan or the Peak Plan.  The shares available under the 2004 Plan are, subject to certain other limits under that plan, generally available for any type of award authorized under the 2004 Plan, including options, stock appreciation rights, stock awards, stock units and performance shares.  No new awards will be granted under the Director Plan.  This table does not reflect the 3,500,000 additional shares that will be available under the 2004 Plan if stockholders approve the proposed amendment to the 2004 Plan.

Vote Required for Approval of the Amendment to the 2004 Equity Incentive Plan

The Board of Directors believes that the adoption of the amendment to the 2004 Plan will promote the interests of Sun and our stockholders and will help us and our subsidiaries continue to be able to attract, retain and reward persons important to our success.

All members of our Board of Directors are eligible for awards under the 2004 Plan and thus have a personal interest in the approval of the 2004 Plan proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 2004 EQUITY INCENTIVE PLAN AS DESCRIBED ABOVE AND SET FORTH IN EXHIBIT A HERETO.

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PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee intends to appoint the firm of Ernst & Young LLP ("Ernst & Young") as the independent public accountants to audit the accounts of Sun and its subsidiaries for the year ending December 31, 2006.  Although Sun's Bylaws do not require stockholder ratification of the selection of its independent accountants, as a matter of good corporate practice, the Board is submitting the Audit Committee's intended selection of accountants for stockholder ratification.  However, even if the stockholders ratify Sun's selection, the Audit Committee, in its discretion, may still appoint a different independent public accountant if it believes that such a change would be in the best interests of Sun and its stockholders.

     A representative of Ernst & Young is expected to attend the Annual Meeting.  The representative will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to answer appropriate questions.

 Recommendation of the Board of Directors

     The Board of Directors recommends that you vote "FOR" the ratification of the selection of Ernst & Young as proposed.

 Audit and Related Fees

     The table below shows the fees that we paid or accrued for the audit and other services provided by Ernst & Young for fiscal years 2005 and 2004. During 2005 and 2004, our Audit Committee determined that the provision by Ernst & Young of non-audit services was compatible with maintaining the audit independence of Ernst & Young.  The following table summarizes our principal accounting fees and services incurred for the years ended December 31, (in thousands):

Services	2005	2004

Audit Fees	$ 2,524	$ 2,515
Audit Related Fees	372	-
Tax Fees	-	-
All Other Fees	6	522
Total	$ 2,902	$ 3,037
	===========	==========

     Audit Fees.  This category includes the fees for the annual audit of our consolidated financial statements and the quarterly reviews of our quarterly consolidated financial statements.  This category also includes advice on audit and accounting matters that arose during or as a result of the audit or reviews, one statutory audit, comfort letters, consents, assistance with and review of documents filed with the SEC and attest services pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

     Audit Related Fees.  This category includes fees for due diligence in connection with acquisitions.

     Tax Fees.  Not applicable.

     All Other Fees.  This category includes fees related to accounting research services in 2005 and 2004

17

and fees associated with services provided for medical risk and quality compliance in 2004.

     Audit Committee Pre-Approval Policies and Procedures.  The Charter for the Audit Committee of our Board of Directors establishes procedures for the Audit Committee to follow to pre-approve auditing services and non-auditing services to be performed by our independent public accountants.  Such pre-approval can be given as part of the Committee's approval of the scope of the engagement of the independent public accountants or on an individual basis.  The approved non-auditing services must be disclosed in our periodic public reports.  The Committee can delegate the pre-approval of non-auditing services to one or more of its members, but the decision must be presented to the full Committee at the next scheduled meeting.  The charter prohibits Sun from retaining our independent public accountants to perform specified non-audit functions, including  (i) bookkeeping, financial information systems design and implementation, (ii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports, (iii) actuarial services; and (iv) internal audit outsourcing services.  The Audit Committee pre-approved all of the non-audit services provided by our independent public accountants in 2004 and 2005.

AUDIT COMMITTEE REPORT

     The Audit Committee operates under a written charter that is available at Sun's web site www.sunh.com. The Audit Committee of the Board is currently comprised of the five independent directors listed below.   As more fully described in its charter, the Audit Committee oversees Sun's accounting and financial reporting processes on behalf of the Board.  Sun's management is responsible for the preparation, presentation and integrity of Sun's financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Sun's independent auditors, Ernst & Young, are responsible for performing an audit of Sun's consolidated financial statements and internal control over financial reporting and express opinions on the conformity of the financial statements to generally accepted accounting principles in the United States and on the internal control over financial reporting, all in accordance with the standards of the Public Company Accounting Oversight Board (United States). Sun's internal auditors are responsible for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine.

     In this context, the Audit Committee regularly meets and holds discussions with management, Ernst & Young and the internal auditors concerning Sun's quarterly and annual consolidated financial statements and internal control over financial reporting.  The Committee also reviews and approves Ernst & Young's audit and non-audit fees.

     For the year ended December 31, 2005, the Audit Committee (i) reviewed and discussed the audited financial statements with management, which represented that Sun's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States, (ii) discussed the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee, as amended by Statement on Auditing Standards No. 90), including the quality of Sun's accounting principles, the reasonableness of significant adjustments and the clarity of disclosures in the financial statements, with Ernst & Young, (iii) received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with Ernst & Young that firm's independence from Sun and its management, and (iv) reviewed Management's Report on Internal Control over Financial Reporting and Ernst & Young's audit of that assessment in connection with Section 404 of the Sarbanes-Oxley Act of 2002.

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      Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Sun's Annual Report on Form 10-K for the year ended December 31, 2005.  The Audit Committee and the Board have also recommended to stockholders the appointment of Ernst & Young as Sun's independent auditors for 2006.

Submitted by the Audit Committee:

Milton J. Walters, Chairman
Gregory S. Anderson
Tony M. Astorga
Christian K. Bement
Michael J. Foster

The above report of the Audit Committee shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our Common Stock on April 6, 2006 for the following: (i) each of our directors and Named Executive Officers (as defined below under "Executive Compensation - Summary Compensation Table"); (ii) all of our directors and executive officers as a group; and (iii) each person known by us to own more than 5% of our Common Stock. Except as otherwise indicated below, the address of the stockholders listed below is 18831 Von Karman, Suite 400, Irvine, California 92612.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Percent Beneficially Owned (1)
Directors and Named Executive Officers
Gregory S. Anderson...................	20,412(2)	*
Tony M. Astorga...................	10,412(3)	*
Christian K. Bement....................	12,412(4)	*
Michael J. Foster...................	5,930,772(5)	19.0%
Chauncey J. Hunker..................	40,656(6)	*
Barbara B. Kennelly....................	2,865(7)	*
Steven M. Looney....................	10,412(3)	*
William A. Mathies..................	207,001(8)	*
Richard K. Matros...................	454,053(9)	1.4%
Keith W. Pennell...................	2,120,318(10)	6.8%
Richard Peranton...................	14,110(11)	*
L. Bryan Shaul......................	97,319(12)	*
Milton J. Walters...................	25,412(13)	*
All directors and executive officers as a group (17 persons, including those named above)....................	9,077,896(14)	28.5%
5% Stockholders
RFE Investment Partners V, L.P............. RFE VI SBIC, L.P. 36 Grove Street New Canaan, CT 06840	5,927,907(15)	19.0%
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DFW Capital Partners, L.P............... Glenpointe Centre East, 5th Floor 300 Frank W. Burr Blvd. Teaneck, NJ 07666	2,117,453(16)	6.8%

____________________________________

*	Less than 1.0%

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes  voting or investment power with respect to securities. Options exercisable within 60 days of April 6, 2006 are included as shares that are beneficially owned and are noted in the footnotes below as shares that could be purchased pursuant to stock options.  Except as  indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole  voting and investment power with respect to all shares of Common Stock beneficially owned.

(2)

Consists of (i) 550 shares held without restriction, (ii) 10,347 shares that could be purchased pursuant to stock options and (iii) 9,515  restricted stock units that remain subject to a risk of forfeiture.

(3)

Consists of (i) 550 shares held without restriction, (ii) 5,347 shares that could be purchased pursuant to stock options and (iii) 4,515  restricted stock units that remain subject to a risk of forfeiture.

(4)	Consists of (i) 2,550 shares held without restriction, (ii) 5,347 shares that could be purchased pursuant to stock options and (iii) 4,515 restricted stock units subject to a risk of forfeiture.

(5)

Consists of (i) 5,927,907 shares held by RFE Investment Partners V, L.P. and RFE VI SBIC, L.P., of which RFE Management Corp. is the  investment manager, of which Mr. Foster is Managing Director, and (ii) 2,865 restricted stock units that remain subject to a risk of  forfeiture.

(6)

Consists of (i) 3,284 shares held without restriction, (ii) 29,715 shares that could be purchased pursuant to stock options, and (iii)  1,534 restricted shares and 6,123 restricted stock units that remain subject to risk of forfeiture.

(7)	Consists of 2,865 restricted stock units that remain subject to risk of forfeiture.

(8)

Consists of (i) 20,583 shares held by the Mathies Family Trust, (ii) 120,361 shares that could be purchased pursuant to stock options  and (iii) 6,818 restricted shares and 59,239 restricted stock units that remain subject to a risk of forfeiture.

(9)

Consists of (i) 186,278 shares without restriction, (ii) 208,168 shares that could be purchased pursuant to stock options and  (iii) 10,227 restricted shares and 49,380 restricted stock units that remain subject to a risk of forfeiture.

(10)

Consists of (i) 2,117,453 shares held by DFW Capital Partners, L.P., of which DFW Management Corp. of Teaneck, New Jersey is the  investment manager, of which Mr. Pennell is Managing Director, and (ii) 2,865 restricted stock units that remain subject to a risk of  forfeiture.

(11)

Consists of (i) 750 shares held without restriction, (ii) 7,237 shares that could be purchased pursuant to stock options, and (iii) 6,123  restricted stock units that remain subject to risk of forfeiture.

(12)

Consists of (i) 5,000 shares without restriction, (ii) 66,381 shares that could be purchased pursuant to stock options and (iii) 25,938  restricted stock units that remain subject to risk of forfeiture.

(13)

Consists of (i) 5,550 shares held without restriction, (ii) 10,347 shares that could be purchased pursuant to stock options and  (iii) 9,515  restricted stock units that remain subject to a risk of forfeiture.

20

(14)

Consists of (i) 225,892 shares held without restriction, (ii) 546,623 shares that could be purchased pursuant to stock options,  (iii) 22,158 restricted shares and 217,280 restricted stock units that remain subject to risk of forfeiture, (iv) 20,583 shares held by the   Mathies Family Trust, (v) 5,927,907 shares held by RFE Investment Partners V, L.P. and RFE VI SBIC, L.P., of which RFE Management   Corp. is the investment manager, of which Mr. Foster is Managing Director, and (vi) 2,117,453 shares held by DFW Capital Partners,   L.P., of which DFW Management Corp. is the investment manager, of which Mr. Pennell is Managing Director.

(15)	RFE Management Corp. is the investment manager of RFE Investment Partners V, L.P. and RFE VI SBIC, L.P. Michael J. Foster is Managing Director of RFE Management Corp.

(16)	DFW Management Corp. is the investment manager of DFW Capital Partners, L.P. Keith W. Pennell is Managing Director of DFW Management Corp.

     Until December 9, 2006, the first anniversary of the closing of the acquisition of Peak, neither RFE nor DFW may sell or otherwise transfer shares of our Common Stock acquired in the acquisition of Peak. From December 9, 2006 to December 9, 2008, neither RFE nor DFW may sell or otherwise transfer shares of our Common Stock acquired in the acquisition of Peak during any three-month period that exceeds its respective Pro Rata Limit (as defined). Each of RFE and DFW also has agreed that it will not knowingly sell or otherwise transfer shares of our Common Stock acquired in the acquisition of Peak constituting 2% or more of the total shares of our Common Stock then outstanding to any one person or group, subject to certain exceptions. These restrictions will lapse upon the occurrence of an "Early Release Event" (as defined). See "Certain Relationships and Related Transactions."

     Each of Richard K. Matros, our Chief Executive Officer, L. Bryan Shaul, our Executive Vice President and Chief Financial Officer, William A. Mathies, the President and Chief Operating Officer of SunBridge, and Michael Newman, our Executive Vice President and General Counsel, has agreed not to sell or otherwise transfer any shares of our Common Stock or options to acquire shares of our Common Stock beneficially owned by him until the earlier of December 9, 2006, the first anniversary of the closing of the acquisition of Peak, or an Executive Early Release Date (as defined below). These senior executive officers are allowed to sell or otherwise transfer shares of our Common Stock (i) to pay the exercise price of, or taxes owed as a result of the exercise of, employee stock options, (ii) if we propose to register shares of our Common Stock under the Securities Act of 1933 for resale by a former stockholder of Peak in an underwritten public offering and at least one of such stockholders includes his, her or its shares in such registration statement, (iii) to family members or trusts for the benefit of family members if they agree to these restrictions, and (iv) so long as the number of shares that are sold by that senior executive officer during the restriction period is no greater than the number of shares acquired by him during that period.

     An "Executive Early Release Date" is defined as the earliest of:

-	an Early Release Event, as defined under "Certain Relationships and Related Transactions;"
-	termination of such senior executive officer's employment with us.

Securities Authorized for Issuance Under Equity Compensation Plans

     The following table presents, as of December 31, 2005, compensation plans (including individual compensation arrangements) under which equity securities of Sun are authorized for issuance.

21

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	1,382,750	$ 7.03	330,163
Equity compensation plans not approved by security holders	-	-	-

Total	1,382,750	$ 7.03	330,163

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table provides information concerning employment compensation for services to us and our subsidiaries for the fiscal years shown for those persons (the "Named Executive Officers") who were, during the year ended December 31 , 2005, (i) the individual who served as chief executive officer, and (ii) the other four most highly compensated executive officers.

		Annual Compensations			Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compen- sation (2)	Restricted Stock Awards($)(3)	Securities Underlying Options(#)	All Other Compensation
Richard K. Matros, Chairman of the Board and Chief Executive Officer	2005 2004 2003	$650,000 675,000 653,695	$325,000 650,000 812,500	- - -	$ 220,172 395,889 -	72,870 229,900 -	$ 8,805 2,723 1,922	(4)
L. Bryan Shaul (1), Executive Vice President and Chief Financial Officer	2005 2004 2003	353,850 - -	250,000 - -	(5) - - -	255,313 - -	175,522 - -	29,558 - -	(6)
William A. Mathies (1), President of SunBridge Healthcare Corporation	2005 2004 2003	424,202 425,539 403,072	213,210 412,000 500,000	- - -	410,425 211,630 -	25,522 127,960 -	6,365 2,723 -	(4)
Richard Peranton (1), Executive Vice President General Counsel and Secretary	2005 2004 2003	265,000 45,865 -	168,000 - -	- - -	27,305 23,550 -	9,037 19,910 -	11,370 - -	(4)
Chauncey J. Hunker, Corporate Compliance Officer	2005 2004 2003	248,892 248,568 235,586	100,000 96,160 58,350	45,094 46,529 36,704	27,305 55,065 -	9,037 32,410 -	6,755 7,617 6,291	(4)

_________________________

1)	Mr. Shaul joined Sun on February 14, 2005. Mr. Peranton joined Sun on November 1, 2004.
(2)	Consists of the reimbursement of commuting expenses. No amounts are shown unless the value of

22

                   perquisites exceeds the lesser of $50,000 or 10% of the officer's salary plus bonus.

(3)

The amounts shown in this column represent the market value of the shares of our Common Stock subject to the restricted stock awards ("RSAs") and restricted stock units ("RSUs") awarded to the Named Executive Officers, based on the closing price of our Common Stock on the date of grant, as follows: Mr. Matros, 31,230 RSUs in 2005 and 20,455 RSAs and 24,200 RSUs in 2004; Mr. Shaul, 30,938 RSUs in 2005; Mr. Mathies, 52,864 RSUs in 2005 and 13,636 RSAs and 8,500 RSUs in 2004; Mr. Peranton, 3,873 RSUs in 2005 and 3,000 RSUs in 2004; and Dr. Hunker, 3,873 RSUs in 2005 and 3,068 RSAs and 3000 RSUs in 2004.  On December 31, 2005, the Named Executive Officers held the total number of shares of RSAs and RSUs that have not vested as follows:

	Name	Year-End Restricted Holdings	Year-End Value(a)

	Richard K. Matros	94,721	$626,106
	L. Bryan Shaul	30,938	204,500
	William A. Mathies	69,466	459,170
	Richard Peranton	6,123	40,473
	Chauncey J. Hunker	8,424	55,683

	(a)	The year-end value of the shares, as indicated above, was based on the closing price of $6.61 per share of our Common Stock on December 30, 2005.

Subject to acceleration of vesting in certain circumstances, (i) the RSAs awarded to each of the Named Executive Officers in 2004 will vest in four equal annual installments from the grant date and (ii) the RSUs awarded to each of the Named Executive Officers in 2004 and 2005 will vest in four equal annual installments from the grant date.  The remaining 30,000 RSAs awarded to Mr. Matros in 2002 vested in February 2006.  Holders of RSAs have voting and dividend rights with respect to their restricted shares.  Holders of RSUs do not have voting or dividend rights, but do have the right to receive dividend equivalent payments with respect to their RSUs.

(4)

Amounts shown for 2005 consist of (i) life insurance premiums of $8,805 for Mr. Matros, 5,654 for Mr. Mathies, $9,795 for Mr. Peranton and $6,297 for Dr. Hunker, and (ii) Sun's matching contributions under its 401(k) plan of $711 for Mr. Mathies, $1,575 for Mr. Peranton and $458 for Dr. Hunker.

(5)	Consists of a hiring bonus and an incentive bonus.
(6)	Consists of the reimbursement of $24,019 of Mr. Shaul's relocation expenses upon joining Sun and life insurance premiums of $5,539.

Option Grants in Last Fiscal Year

     The following table sets forth certain information concerning individual grants of stock options made to each of the Named Executive Officers during the year ended December 31, 2005:

23

	Individual Grants
					Potential
		% of Total			Realizable Value
		Options			at Assumed Annual
	Number of	Granted to			Rates of Stock Price
	Securities	Employees	Exercise or		Appreciation for
	Underlying	in Fiscal	Base Price	Expiration	Option Term (4)
Name	Options	Year (%)	($/Sh) (1)	Date	5%	10%
Richard K. Matros	72,870	13.3%	$7.05 (2)	5/18/12	$209,141	$487,388
L. Bryan Shaul	150,000	27.4%	7.41 (3)	2/13/12	452,492	1,054,499
	25,522	4.7%	7.05 (2)	5/18/12	73,250	170,703
William A. Mathies	25,522	4.7%	7.05 (2)	5/18/12	73,250	170,703
Richard Peranton	9,037	1.6%	7.05 (2)	5/18/12	25,937	60,444
Chauncey J. Hunker	9,037	1.6%	7.05 (2)	5/18/12	25,937	60,444

__________________________

(1)	All options were granted at an exercise price equal to the fair market value of Common Stock on the option grant date.

(2)	Vests at the rate of 25% on each of May 19, 2006, 2007, 2008 and 2009.

(3)	Vests at the rate of 20% on each of February 14, 2005, 2006, 2007, 2008 and 2009.

(4)

The dollar amounts in these columns represent the potential realizable value of the stock options granted, assuming that the market price of Common Stock appreciates in value from the date of grant to the end of the option term at annualized rates of 5% and 10% but before taxes associated with exercise. Therefore, these amounts are not the actual value of the options granted and are not intended to forecast possible future appreciation, if any, in the price of Common Stock. No assurance can be given that the price of  Common Stock will appreciate at these rates or experience any appreciation.

 Fiscal Year-End Option Values

     None of the Named Executive Officers exercised any stock options during the year ending December 31, 2005.

     Set forth in the table below is information concerning the value of stock options held as of December 31, 2005 by each of the Named Executive Officers.

	Number of Securities		Value of Unexercised
	Underlying Unexercised		In-the-Money Options
	Options at Year-End		At Year-End (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Richard K. Matros	139,975	162,795	$ -	$ -
L. Bryan Shaul	30,000	145,522	-	-
William A. Mathies	86,990	66,492	-	-
Richard Peranton	4,978	23,969	-	-
Chauncey J. Hunker	19,353	22,094	-	-

______________________

(1)	Our closing stock price of $6.61 on December 30, 2005 was less than the exercise price of the stock options.
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Employment and Severance Agreements with Named Executive Officers

     We entered into employment agreements with Mr. Matros, Mr. Shaul and Mr. Mathies, providing for annual base salaries of $650,000, $400,000 and $400,000, respectively. The agreement with Mr. Matros terminates on November 6, 2007; provided, however, that the agreement will automatically be extended for an additional year on November 6, 2006, and on each anniversary thereafter, unless either party provides notice of non-extension at least 90 days prior to such renewal date. The agreements with Mr. Shaul and Mr. Mathies do not have specified terms.  In addition to the base salary, Mr. Matros, Mr. Shaul  and Mr. Mathies are entitled to annual bonuses for each fiscal year in which we achieve or exceed the following financial performance targets: (i) if 100% to 119% of target earnings before interest, taxes, depreciation and amortization ("EBITDA"), then 50% of base salary; (ii) 120% to 139% of target EBITDA, then 75% of base salary; and (iii) if 140% or greater of target EBITDA, then 100% of base salary.  Target EBITDA is set annually by the Compensation Committee of the Board of Directors.

     The employment agreement with Mr. Matros generally provides that in the event of termination of employment without Good Cause or by Mr. Matros for Good Reason (each as defined in his employment agreement), then he would be entitled to a lump sum severance amount equal to the greater of (i) the base salary owing for the remaining term of the agreement or (ii) two years of base salary, unless the event occurred within two years of a change of control, in which case he would be entitled to three years of base salary. In addition, he would be entitled to any earned but unpaid bonus. The employment agreement with Mr. Shaul generally provides that in the event of termination of employment without Good Cause or by Mr. Shaul for Good Reason, then he would be entitled to a lump sum severance payment equal to two years base salary, an amount equal to the annual bonus compensation that he would have earned in the year of his termination, and any earned but unpaid bonus as of the date of termination. The employment agreement with Mr. Mathies generally provides that in the event of termination of employment without Good Cause or by Mr. Mathies for Good Reason, then he would be entitled to a lump sum severance payment equal to two years base salary, unless the event occurred within two years of a change of control, in which case he would be entitled to three years of base salary.  Additionally, he would be entitled to any earned but unpaid bonus and the amount of the annual bonus which would have been earned in the year of termination.

     We have entered into severance agreements with Richard Peranton and Chauncey Hunker pursuant to which they would receive lump sum severance payments equal to one year's base salary in the event of their involuntary termination.  However, Dr. Hunker would receive a payment of two year's base salary if his termination occurred as a result of a change of control.

         We have also entered into agreements with four of our other executive officers, pursuant to which they would receive severance payments in the event of their Involuntary Termination of employment (as defined in the agreements).  The severance payments would be in an aggregate amount of approximately $1.0 million for such employees, or $1.1 million in the event of a change of control.

 Report of the Compensation Committee on Executive Compensation

    The purpose of the Compensation Committee of the Board of Directors (the "Committee") is to assure that the executive officers of Sun and its subsidiaries are appropriately and effectively compensated.  The Committee, which is comprised entirely of outside, independent directors, reviews and approves salaries and other compensation of Sun's executive officers and various other compensation policies and matters, and administers Sun's stock option plans.

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Compensation Objectives and Programs

     Sun intends that its compensation programs for executives should attract and retain quality senior officers, motivate exceptional performance, maintain the highest possible quality of care, align the interests of our executive management with the interests of our stockholders, and inspire teamwork among the executives and loyalty to Sun.  During 2005, the executive officers' compensation consisted of:  (i) base salary, (ii) annual incentives, (iii) long-term incentives, and (iv) benefits, including retirement programs and perquisites.

Base Salaries

     Sun had employment agreements with five of its executive officers during 2005:  Mr. Matros, Mr. Shaul, Mr. Mathies, Michael Newman and Heidi J. Fisher.  Each of those officers was paid a base salary in 2005 in accordance with their respective agreements.  The Committee reviews base salaries paid to executive officers annually to determine whether adjustments are appropriate after taking into account their individual performances and Sun's performance.  With respect to executive officers other than Mr. Matros, the Committee considers the recommendations of management in determining salary adjustments.

 Annual Incentives

     Sun believes that appropriately structured incentive bonuses will benefit Sun by motivating executive officers and rewarding them for Sun's success.     For the year ended December 31, 2005, each of Mr. Matros, Mr. Shaul, Mr. Mathies, Mr. Newman and Ms. Fisher was entitled to an annual bonus pursuant to their employment agreements if Sun achieved or exceeded specified financial performance targets that were established by the Committee.  If Sun's performance is equal to or greater than 100% but less than 120%, equal to or greater than 120% but less than 140%, or equal to or greater than 140% of the applicable targets, then the executive is eligible to receive a bonus equal to 50%, 75% or 100%, respectively, of his base salary.   For fiscal 2005, the Committee established a performance target based on EBITDA, and Sun's actual performance during fiscal 2005 exceeded 100%, but was less than 120%, of that target.  Therefore, Sun paid incentive bonuses to Mr. Matros, Mr. Shaul, Mr. Mathies, Mr. Newman and Ms. Fisher equal to 50% of their respective base salaries in March 2006 for performance during fiscal 2005.

     Sun also established incentive bonus programs for the year ended 2005 for its other executive officers.  The Committee established EBITDA targets and other performance targets for those officers.  If the applicable targets were achieved, the executives were eligible to receive a bonus equal to 25% to 40% of their respective base salaries, depending upon their individual bonus program.  Pursuant to these programs, nine executive officers were paid incentive bonuses in the aggregate amount of $1.3 million in March 2006 for performance during fiscal 2005, and one executive officer did not receive any bonus for performance during fiscal 2005.

Long-Term Incentives

     Sun desires to align the long-term interests of its executive officers and stockholders by creating a direct link between compensation and stockholder return.  In connection therewith, the Committee approved awards of an aggregate of 344,621 non-qualified stock option awards and 145,335 restricted stock units to its executive officers during 2005.  The awards vest over a four year period and the officer must be employed by Sun on the date of vesting.

26

Benefits

     Sun's executives receive the retirement, health and welfare benefits, which are available to all Sun employees.  Executives are eligible for participation in Sun's 401(k) Retirement Savings Plan, consistent with annually determined limits for highly compensated employees and Federal contribution limits.  In 2005, Sun contributed an aggregate of $6,782 to eight executive officers that participated in Sun's 401(k) retirement plan.  Other benefits or perquisites, such as life insurance, may be provided at the discretion of the Chief Executive Officer.

Policy on Deductibility of Executive Compensation

     Under Section 162(m) of the Internal Revenue Code, Sun is generally precluded from deducting compensation in excess of $1.0 million per year for its Chief Executive Officer and any of its four highest-paid executive officers, unless the payments are made under qualifying performance-based plans.  While it is the Committee's intention to maximize the deductibility of compensation paid to executive officers, deductibility will be only one among a number of factors used by the Committee in ascertaining appropriate levels or modes of compensation.  The Committee intends to maintain the flexibility to compensate executive officers based upon an overall determination of what it believes to be in the best interests of Sun and its stockholders.

Compensation of Chief Executive Officer

     Mr. Matros, Sun's Chief Executive Officer, was entitled to an annual salary of $650,000 for fiscal 2005 pursuant to his employment agreement dated February 28, 2002.  In addition, as described above, Mr. Matros was awarded an incentive bonus for fiscal 2005 in the amount of $325,000 in accordance with his employment agreement.  At Mr. Matros' request, his annual salary was not increased in 2005.  No decision has been made regarding any potential increase in Mr. Matros' base salary for 2006.

Submitted by the Compensation Committee:

Milton J. Walters, Chairman
Steven M. Looney
Keith W. Pennell

The above report of the Compensation Committee shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of our Board of Directors currently consists of Milton J. Walters, Steven M. Looney and Keith W. Pennell.  None of these individuals has ever been an officer or employee of ours.  None of our current executive officers has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

27

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     RFE and DFW were formerly the principal stockholders of Peak, and Mr. Foster and Mr. Pennell, members of our Board of Directors, are Managing Directors of RFE and DFW, respectively.  In connection with our acquisition of Peak, we entered into a Stockholders Agreement and a Registration Rights Agreement with the stockholders of Peak, including RFE and DFW.

      Pursuant to the Stockholders Agreement, among other things, RFE and DFW are each contractually entitled to nominate one individual to our Board of Directors until such time as RFE or DFW, as the case may be, ceases to own at least 50% of the shares of our Common Stock that they respectively acquired from us in our acquisition of Peak.  The initial nominee for RFE was Mr. Foster and the initial nominee for DFW was Mr. Pennell.  In addition, pursuant to the Stockholders Agreement, RFE agrees that, so long as it is entitled to nominate a director to Sun's Board of Directors, and DFW agrees that, so long as it is entitled to nominate a director to Sun's Board of Directors, it will, unless an Early Release Event (as defined below) occurs or our Board of Directors approves:

-

solely with respect to the election of directors other than its nominee, vote and grant or withhold a written consent with respect to, all shares of our Common Stock acquired by it in the acquisition of Peak in proportion to the vote of our stockholders of Sun's other than the former stockholders of Peak;

-

not propose any matter to our Board of Directors or our stockholders that requires or contemplates the vote or consent of our stockholders or, except for its own nominee, any nominee for election as director;

-	not acquire the beneficial ownership of any shares of the voting power of us, other than the shares of our Common Stock acquired pursuant to the acquisition of Peak; and

-	not knowingly assist, advise or encourage any other person in acquiring, directly or indirectly, control of us or any of our securities, businesses or assets.

 An "Early Release Event" is defined as the earliest to occur of:

-	a Change of Control (as defined in the Registration Rights Agreement described below);

-

the early termination or waiver or amendment of the agreements with our senior executive officers not to sell or otherwise transfer any of their shares of our Common Stock as described under "Security Ownership of Certain Beneficial Owners and Management;"

-

the failure to elect a nominee of RFE or DFW to our Board of Directors as described above (if RFE or DFW, as the case may be, has the right to designate a director nominee and has exercised such right) unless such failure is cured within 20 business days after written notice to us of such failure from either RFE or DFW, as applicable;

-

the commencement of any bankruptcy, insolvency, reorganization, dissolution, liquidation or similar proceeding relating to us under the laws of any jurisdiction; or we take any action to authorize any such proceeding; or any such proceeding shall be instituted against us and shall not be dismissed or discharged within 60 days after its commencement; or we admit all of the material allegations with respect to any such proceeding; or an order for

28

-	relief of similar order shall be entered in any such proceeding; or we apply for the appointment of any receiver, trustee or similar officer for us or for all or substantially all of our property; or we take any action to authorize such appointment; or

-

a material breach by us of any of our covenants contained in the Stockholders Agreement or in the Registration Rights Agreement unless such breach is capable of being, and is, cured within 20 business days after written notice to us of such breach.

     Pursuant to the Registration Rights Agreement, RFE and DFW agreed to not sell or otherwise transfer any shares of our Common Stock acquired in the acquisition of Peak prior to December 9, 2006, and during the period of December 9, 2006 to December 9, 2008, neither RFE nor DFW may sell or otherwise transfer shares of our Common Stock acquired in the acquisition of Peak, during any three-month period, that exceeds its respective Pro Rata Limit (as defined).  Each of RFE and DFW also has agreed that it will not knowingly sell or otherwise transfer shares of our Common Stock acquired in the acquisition of Peak constituting 2% or more of the total shares of our Common Stock than outstanding to any one person or group, subject to certain exceptions. These restrictions will lapse upon the occurrence of an Early Release Event.

     In addition, we agreed in the Registration Rights Agreement to provide certain registration rights to the former stockholders of Peak, including RFE and DFW.  These rights include "piggyback" registration rights, which mean that the former stockholders of Peak have the right to register the sale of some or all of the shares of our Common Stock acquired in the acquisition of Peak if we propose to allow shares held by other stockholders to be sold in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933.  We also agreed to use our commercially reasonable efforts to file a shelf registration statement covering the offer and sale of the shares of our Common Stock acquired in the acquisition of Peak.  If we fail to file the shelf registration statement by the earlier of 45 days prior to the first anniversary of the closing of the acquisition of Peak and an Early Release Event, or the registration is not effective by the earlier of December 9, 2006 and 45 days after an Early Release Event, or the registration statement ceases to be effective (except under certain circumstances set forth in the Registration Rights Agreement), then we will be required to pay liquidated damages, in an amount per 30-day period, equal to 1.0% of the aggregate market value of the shares of our Common Stock issued in the acquisition of Peak  and then entitled to registration under the Registration Rights Agreement. We are also obligated to affect two underwritten public offerings of all or a portion of the shares of our Common Stock issued in the acquisition of Peak and then entitled to registration under the Registration Rights Agreement upon the request of the holders of a majority of those shares.

     The former stockholders of Peak, including RFE and DFW, have deposited in an escrow account an aggregate of 1,561,875 shares of our Common Stock, to be used to satisfy certain indemnification obligations of those former stockholders. RFE and DFW deposited 855,955 and 305,833, respectively, of those shares.

STOCK PRICE PERFORMANCE GRAPH

     Sun's Common Stock began trading on April 2, 2002 under the symbol SUHG.OB.  On March 10, 2004, Sun's Common Stock was listed on the NASDAQ National Market under the symbol SUNH.

     The following graph and chart compare the cumulative total stockholder return for the period from April 2, 2002 through December 31, 2005 on an investment of $100 in (i) Sun's Common Stock, (ii) the Standard & Poor's 500 Stock Index ("S&P 500") and (iii) the Hemscott Group (formerly CoreData) Long-Term Care Facilities Index ("Long-Term Care Index").  Cumulative total stockholder return

29

assumes the reinvestment of all dividends.  Stock price performances shown in the graph are not necessarily indicative of future price performances.

	4/2/02	12/31/02	12/31/03	12/31/04	12/31/05
Sun Healthcare Group, Inc.	100.00	$10.56	$ 53.07	$ 49.13	$35.25
Long-Term Care Index	100.00	75.63	154.16	166.45	200.33
S&P 500 Index	100.00	77.69	99.97	110.85	116.29

The above performance graph shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

 OTHER MATTERS

Additional Proposals for the 2006 Annual Meeting

     As of the date of this Proxy Statement, the Board of Directors knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement. If any other matter properly comes before the Annual Meeting or any adjournment or postponement thereof and is voted upon, it is the intention of the persons named in the accompanying proxies to vote such proxies in accordance with the judgment of the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Exchange Act and the rules promulgated thereunder require our directors and executive officers and persons who own more than ten percent of our Common Stock to report their ownership and changes in their ownership of Common Stock to the SEC. Copies of the reports must also be furnished to us. Specific due dates for the reports have been established by the SEC and we are required to report any failure of our directors, executive officers and more than ten percent stockholders

30

to file by these dates.

     Based solely on a review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during 2005 all Section 16(a) filing requirements applicable to our directors, executive officers and greater than ten percent beneficial owners were met, except as follows:  (i) one Form 3 filed by Sun on behalf of Mr. Newman was late by one day, and (ii) one Form 3 and one Form 4 filed by Sun on behalf of Ms. Kennelly were late by two days. The late Form 4 reported one transaction consisting of the granting of awards under our 2004 Plan.

Annual Report To Stockholders

     Sun is delivering only one Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and one Proxy Statement to stockholders who share the same address.  A copy of such Proxy Statement and Annual Report, as filed with the Securities and Exchange Commission, may be obtained without charge on Sun's website at www.sunh.com or by writing to Investor Relations, Sun Healthcare Group, Inc., 101 Sun Avenue, N.E., Albuquerque, New Mexico 87109, or by telephone request to (505) 468-2341.  Stockholders sharing an address can contact Sun at the above address and telephone number to request receiving multiple annual reports and proxy statements or, if they currently are receiving multiple copies of annual reports or proxy statements, to request receiving only a single copy of annual reports or proxy statements.

Stockholder Proposals

     Sun anticipates holding its 2007 Annual Meeting of Stockholders in May 2007.  Any proposal of a stockholder submitted pursuant to Rule 14a-8 of the Securities and Exchange Commission that is intended to be presented at that meeting must be received by the Secretary of Sun on or before December 17, 2006 in order for such proposal to be considered for inclusion in Sun's proxy statement and form of proxy for such meeting.

     In addition, under Sun's Bylaws, stockholders desiring to nominate persons for election as directors or to bring proposals before the stockholders at the 2007 Annual Meeting must notify the Secretary of Sun in writing no earlier than January 26, 2007 and no later than February 25, 2007.  Such notices must contain the specific information set forth in the Bylaws, and those relating to nominations must include the following:

-

all information relating to the proposed nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, under Regulation 14A under the Exchange Act;

-

a statement of the proposed nominee's qualifications, taking into account the principles used by the Nominating Committee in evaluating possible candidates, as described under "Election Of Directors - Board Meetings and Committees of the Board - Nominating Committee";

-	the proposed nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected;
-	a statement detailing any relationship between the proposed nominee and any customer, supplier or competitor of Sun;
-	the name and address of the nominating stockholder and the beneficial owner, if any, on whose behalf the nomination is made;
-	the class and number of shares of Sun stock which are owned beneficially and/or of record by such stockholder and such beneficial owner;
-	a representation that the stockholder is a holder of record of Sun stock entitled to vote at the
31

applicable meeting and intends to appear in person or by proxy at the meeting to propose the nomination;

-

a representation whether such stockholder or such beneficial owner intends, or is part of a group that intends, to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our stock required to elect the proposed nominee and/or otherwise to solicit proxies in support of the nomination; and

-	detailed information about any relationship or understanding between the nominating stockholder(s), any such beneficial owner and the proposed nominee.

     Nominations and stockholder proposals, as well as requests for a copy of Sun's Bylaws (which will be furnished to any stockholder without charge upon written request), should be directed to Michael T. Berg, Secretary, 18831 Von Karman, Suite 400, Irvine, California 92612.

By Order of the Board of Directors

/s/ Michael T. Berg
Secretary

April 10, 2006

EXHIBIT A

SUN HEALTHCARE GROUP, INC.

2004 EQUITY INCENTIVE PLAN

Amended and Restated as of March 29, 2006

        1.                  Purpose.  The Sun Healthcare Group, Inc. 2004 Equity Incentive Plan (formerly the Sun Healthcare Group, Inc. 2002 Management Equity Incentive Plan) (the "Plan") is intended to provide incentives which will attract, retain and motivate highly competent persons as officers, key employees and directors of, and consultants to, Sun Healthcare Group, Inc. (the "Company") and its Subsidiaries, by providing them opportunities to acquire shares of the Company's common stock, par value $.01 per share (the "Common Stock") or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined in Section 4 below) described herein.  "Subsidiary" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

         2.                  Administration.

        (a)                Committee.  The Plan will be administered by the Compensation Committee of the Board of Directors or such other committee  designated by the Board of Directors of the Company (the "Committee") from among its members and shall be comprised, unless otherwise determined by the Company's Board of Directors, solely of not less than two (2) members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

        (b)               Authority.  The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable.  All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives.

        (c)                Indemnification.  No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated.  The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

        (d)               Delegation and Advisers.  The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.  The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent.  Expenses incurred by the Committee in the engagement of such counsel,

        (e)                 consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

         3.                  Participants.  Participants will consist of such Eligible Persons as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan.  An "Eligible Person" is any person who is any one of: (a) an officer (whether or not a director) or employee of the Company and its Subsidiaries; (b) a director of the Company or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of the Company's or a Subsidiary's securities) to the Company or one of its Subsidiaries; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Company's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the "Securities Act"), the offering and sale of shares issuable under this Plan by the Company and its Subsidiaries or the Company's compliance with any other applicable laws.  Designation of an Eligible Person to receive a Benefit (a "participant") in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year.  The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

         4.                  Type of Benefits.  Benefits under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d) Stock Units, and (e) Performance-Based Awards, including cash awards granted consistent with Section 10 hereof (each as described below, and collectively, the "Benefits").  Stock Awards and Stock Units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 10 hereof.  Benefits shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

         5.                  Common Stock Available Under the Plan.

        (a)                Basic Limitations.  Subject to the provisions of Section 12, the capital stock that may be delivered under this Plan subject to Benefits shall be shares of the Company's authorized but unissued Common Stock and any of its shares held as treasury shares.  The aggregate number of shares of Common Stock that may be subject to Benefits granted under this Plan (the "Share Limit") shall be shall be equal to the sum of (x) 5,600,000 shares of Common Stock, plus (y) the number of any shares subject to stock options granted under the Company's 2002 Non-Employee Director Equity Incentive Plan, as amended (the "2002 Director Plan") and outstanding on March 31, 2004 which expire or have expired, or for any reason are, or have been, cancelled or terminated, since March 31, 2004 without being exercised; provided that in no event shall the Share Limit exceed 5,680,000 shares (which is the sum of the 5,600,000 shares set forth above, plus the number of shares subject to options previously granted and outstanding under the 2002 Director Plan as of March 31, 2004).  The following limits also apply with  respect to Benefits under this Plan:

                      (i)                  The maximum number of shares of Common Stock that may be delivered pursuant to Stock Options qualified as Incentive Stock Options granted under this Plan is 5,600,000 shares.

The maximum number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights that are granted during any calendar year to any individual under this Plan is 600,000 shares.

                       (ii)                Additional limits with respect to Performance-Based Awards are set forth in Section 10.

Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 5(b) and Section 12.

          (b)               Additional Shares.  Any shares of Common Stock subject to a Stock Option or Stock Appreciation Right which for any reason is cancelled or terminated without having been exercised, or any shares subject to Stock Awards or Stock Units which are forfeited, or any shares delivered to the Company as part or full payment for the exercise of a Stock Option, Stock Appreciation Right or Stock Award or any shares that are delivered or withheld by the Company or a Subsidiary to satisfy the tax withholding obligations related to any Benefit under this Plan shall again be available for award as Benefits under the Plan.  To the extent that a Benefit is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan.  In the event that shares are delivered in respect of a Dividend Equivalent Right (as defined in Section 9(d) below), Stock Appreciation Right, or other Benefit, only the actual number of shares delivered with respect to the Benefit shall be counted against the share limits of this Plan.  The provisions of this Section 5(b) shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Benefits but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Benefits (including the maximum number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights) may be granted to any individual participant under the Plan.

           (c)                Acquisitions.  In connection with the acquisition of any business by the Company or any of its subsidiaries or affiliates, any outstanding grants, awards or sales of options or other similar rights pertaining to such business may be assumed or replaced by Benefits under the Plan upon such terms and conditions as the Committee determines.  The date of any such grant or award shall relate back to the date of the initial grant or award being assumed or replaced, and service with the acquired business shall constitute service with the Company or its subsidiaries or affiliates for purposes of such grant or award.  Any shares of Common Stock underlying any grant or award or sale pursuant to any such acquisition shall be disregarded for purposes of applying the limitations under and shall not reduce the number of shares of Common Stock available under Section 5(a) above.

            6.                  Stock Options.

           (a)                Generally.  Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms.  Stock Options may be "incentive stock options" ("Incentive Stock Options"), within the meaning of Section 422 of the Code, or Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options").  The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).  Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

           (b)       Exercise Price.  Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant.  The per share exercise price for each Stock Option shall be not less than 100% of the Fair Market Value (as defined in Section 16 below) of a share of Common Stock on the date of grant of the Stock Option.

           (c)               Payment of Exercise Price.  The option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock of the Company then owned by the participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable or by a combination of these methods.  In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price.  To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.  The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option.

          (d)                Exercise Period.  Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten (10) years after the date it is granted except in the event of a participant's death, in which case, the exercise period of such participant's Stock Options may be extended beyond such period but no later than one (1) year after the participant's death.  All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement at the date of grant.

           (e)               Restoration of Stock Options.  The Committee may, at the time of grant, provide for the grant of a subsequent Restoration Stock Option if the exercise price is paid for by delivering previously owned shares of Common Stock of the Company.  Restoration Stock Options (i) may be granted in respect of no more than the number of shares of Common Stock tendered in exercising the predecessor Stock Option, (ii) shall have an exercise price equal to the Fair Market Value (as defined in Section 16 below) on the date the Restoration Stock Option is granted, and (iii) may have an exercise period that does not extend beyond the remaining term of the predecessor Stock Option.  In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate.

            (f)                Limitations on Incentive Stock Options.  Incentive Stock Options may be granted only to participants who are employees of the Company or of a "Parent Corporation" or "Subsidiary Corporation" (as defined in Sections 424(e) and (f) of the Code, respectively) at the date of grant.  The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any Parent Corporation or Subsidiary Corporation ) shall not exceed one hundred thousand dollars ($100,000).  For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted.  The per-share exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant, and no Incentive Stock Option may be exercised

             (g)                  later than ten (10) years after the date it is granted.  In addition, no Incentive Stock Option may be issued to a participant in tandem with a Nonqualified Stock Option.

             (h)                Additional Limitations on Incentive Stock Options for Ten Percent Shareholders.  Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary Corporation, unless the exercise price of the option is fixed at not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five (5) years from the date of grant of such option.

             (i)                Modifications of Options/Repricing.  Subject to Section 5 and Section 22 and the specific limitations on Stock Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any participant, adjustments in the terms and conditions of a Stock Option granted under this Plan.  Notwithstanding any provision in this Section 6(h) or the Plan to the contrary but subject to the adjustment provisions of Section 12, the per share exercise or base price of any Option or Stock Appreciation Right granted under the Plan may not be reduced (by amendment, substitution, cancellation and regrant, exchange, or other means) to a per share price that is less than the  exercise or base price of the award, as applicable, as of the date the award was granted.

             7.                  Stock Appreciation Rights.

           (a)                Generally.  The Committee may, in its discretion, grant Stock Appreciation Rights, including a concurrent grant of Stock Appreciation Rights in tandem with any Stock Option grant.  A Stock Appreciation Right means a right to receive a payment in cash, Common Stock or a combination thereof, in an amount equal to the excess of (i) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (ii) the Fair Market Value, of such shares of Common Stock on the date the right is granted, or other specified amount, all as determined by the Committee (the "Base Price").  Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time.

           (b)               Exercise Period.  Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten (10) years after the date it is granted except in the event of a participant's death, in which case, the exercise period of such participant's Stock Appreciation Rights may be extended beyond such period but no later than one (1) year after the participant's death.  All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such right at the date of grant.

            8.                  Stock Awards.

           (a)                Generally.  The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of any bonus in stock) consisting of Common Stock issued or transferred to participants with or without other payments therefor.  A Stock Award shall be construed as an offer by the Company to the participant to purchase the number of shares of Common Stock subject to the Stock Award at the purchase price, if any, established therefore.  Any right to acquire the shares under the Stock

Award that is not exercised by the participant within thirty (30) days after the grant is communicated shall automatically expire.

            (b)                Payment of the Purchase Price.  If the Stock Award requires payment therefor, the purchase price of any shares of Common Stock subject to a Stock Award may be paid in any manner authorized by the Committee, which may include any manner authorized under the Plan for the payment of the exercise price of a Stock Option.  Stock Awards may also be made in consideration of services rendered to the Company or its Subsidiaries.

            (c)               Additional Terms.  Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant's employment within specified periods, and may constitute Performance-Based Awards, as described in Section 10 hereof.  The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such an Award.  The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed.

            (d)                Rights as a Shareholder.  The Stock Award shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares.

             9.                  Stock Units.

            (a)                Generally.  The Committee may, in its discretion, grant Stock Units (as defined in subsection (d) below) to participants hereunder.  The Committee shall determine the criteria for the vesting of Stock Units.  Stock Units may constitute Performance-Based Awards, as described in Section 10 hereof.  A Stock Unit granted by the Committee shall provide payment in shares of Common Stock at such time as the award agreement shall specify.  Shares of Common Stock issued pursuant to this Section 9 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee.  The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined in subsection (d) below).

            (b)               Settlement of Stock Units.  Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment under subsection (c) below, shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee provides for the payment of the Stock Units in cash equal to the value of the shares of Common Stock which would otherwise be distributed to the participant or partly in cash and partly in shares of Common Stock.

            (c)                Deferral of Stock Units.  Prior to the year with respect to which a Stock Unit may vest, the participant may elect, in accordance with rules prescribed by the Committee, not to receive a distribution upon the vesting of such Stock Unit and instead have the Company continue to maintain the Stock Unit on its books of account.  In such event, the value of a Stock Unit shall be payable in shares of Common Stock pursuant to the agreement of deferral.

            (d)               Definitions.  A "Stock Unit" means a notional account representing one (1) share of Common Stock.  A "Dividend Equivalent Right" means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

             10.              Performance-Based Awards.

            (a)                Generally.  Any Benefits granted under the Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code ("Performance-Based Awards").  Grants or awards under this Section 10 may be paid in cash or shares of Common Stock or any combination thereof.  As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of hurdle rates and/or growth rates in one or more business criteria that apply to the individual participant, one or more business units or the Company as a whole.  The maximum number of shares of Common Stock which may be delivered pursuant to Performance-Based Awards (other than Stock Options and Stock Appreciation Rights, and other than cash awards covered by the following sentence) that are granted to any one participant in any one calendar year shall not exceed 600,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 12.  In addition, the aggregate amount of compensation to be paid to any one participant in respect of all Performance-Based Awards payable only in cash and not related to shares of Common Stock and granted to that participant in any one calendar year shall not exceed $1,000,000.00.  Awards that are cancelled during the year shall be counted against these limits to the extent permitted by Section 162(m) of the Code.

            (b)               Business Criteria.  The business criteria shall be as follows, individually or in combination:  (i) net earnings; (ii) earnings per share; (iii) net sales growth; (iv) market share; (v) net operating profit; (vi) expense targets; (vii) working capital targets relating to inventory and/or accounts receivable; (viii) operating margin; (ix) return on equity; (x) return on assets; (xi) planning accuracy (as measured by comparing planned results to actual results); (xii) market price per share; (xiii) total return to stockholders, and (xiv) measurably improving quality of care outcomes at Company facilities.  In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria.

            (c)                Establishment of Performance Goals.  With respect to Performance-Based Awards, the Committee shall establish in writing no later than ninety (90) days after the commencement of the performance period (but in no event after twenty-five percent (25%) of such period has elapsed) (i) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (ii) the individual employees or class of employees to which such performance goals apply.  The applicable performance measurement period may not be less than three months nor more than 10 years.

            (d)               Certification of Performance.  No Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

            (e)                Modification of Performance-Based Awards.  With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.  Notwithstanding the preceding sentence, the Committee may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

             (f)                Expiration of Grant Authority.  As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee's authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Stock Options and Stock Appreciation Rights) shall terminate upon the first meeting of the Company's shareholders that occurs in the fifth year following the Restatement Date.

              11.              Foreign Laws.  The Committee may grant Benefits to individual participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws.  The Committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted pursuant to this Section 11 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

              12.              Adjustment Provisions; Change in Control.

             (a)                Adjustment Generally.  If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option and Stock Appreciation Right such that each such Stock Option and Stock Appreciation Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Stock Option or Stock Appreciation Right had such Stock Option or Stock Appreciation Right been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur.

             (b)               Modification of Benefits.  In the event of any change or distribution described in subsection (a) above, in order to prevent dilution or enlargement of participants' rights under the Plan, the Committee will have authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Benefits; provided, however, that any such arithmetic adjustment to a Performance-Based Award shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award.  Appropriate adjustments may also be made by the Committee in the terms of any Benefits under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods; provided, however, that any such arithmetic adjustment to a Performance-Based Award shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award.  In addition, other than with respect to Stock Options, Stock Appreciation Rights, and other awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.  Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code.

               (c)               Effect of a Change in Control.  Notwithstanding any other provision of this Plan, if there is a Change in Control (as defined in subsection (d) below) of the Company, all then outstanding Stock Options, Stock Appreciation Rights and Stock Units shall immediately vest and become exercisable and any restrictions on Stock Awards or Stock Units shall immediately lapse.  Thereafter, all Benefits shall be subject to the terms of any agreement effecting the Change in Control, which agreement, may provide, without limitation, that each Stock Option and Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and that such holder shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share underlying such Stock Option or Stock Appreciation Right with such amount payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.  A provision like the one contained in the preceding sentence shall be inapplicable to a Stock Option or Stock Appreciation Right granted within six (6) months before the occurrence of a Change in Control if the holder of such Stock Option or Stock Appreciation Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.

                (d)                Definitions.  For purposes of this Section 12, a "Change in Control" of the Company shall be deemed to have occurred if any of the following events occurs:

                            (i)                  Any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company (an "Acquiring Person"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 33 1/3% of the then outstanding voting stock of the Company;

                            (ii)                A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 51% of the combined voting power of the voting securities of the Company or surviving entity outstanding immediately after such merger or consolidation;

                            (iii)               A sale or other disposition by the Company of all or substantially all of the Company's assets;

                            (iv)              During any period of two (2) consecutive years (beginning on or after the Effective Date), individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director (other than a director who is a representative or nominee of an Acquiring Person) whose election by the Company's Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination was previously so approved, no longer constitute a majority of the Company's Board of Directors;

provided, however, in no event shall any acquisition of securities, a change in the composition of the Company's Board of Directors or a merger or other consolidation pursuant to a plan of reorganization under chapter 11 of the Bankruptcy Code with respect to the Company ("Chapter 11 Plan"), or a liquidation under the Bankruptcy Code constitute a Change in Control.  In addition, notwithstanding Sections 12(d)(1), 12(d)(2), 12(d)(3) and 12(d)(4) hereof, a Change in Control shall not be deemed to have occurred in the event of a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company, or any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

             13.              Nontransferability.  Each Benefit granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant.  In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such option or right at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution.  Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit other than an Incentive Stock Option may permit the transferability of a Benefit by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit.  Consistent with Section 18, any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer (a) is being made for essentially donative, estate and/or tax planning purposes on a gratuitous or donative basis and without consideration, and (b) will not compromise the Company's ability to register shares issuable under this Plan on Form S-8 under the Securities Act.  Notwithstanding the foregoing, Incentive Stock Options and Stock Awards that are subject to "a substantial risk of forfeiture" under Section 83 of the Code shall be subject to any and all additional transfer restrictions under the Code to the extent necessary to maintain the intended tax consequences of such awards.

            14.              Other Provisions.  The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, to assist the participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Benefit, for the acceleration of exercisability or vesting of Benefits in the event of a change in control of the Company, for the payment of the value of Benefits to participants in the event of a change in control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Plan.

            15          Effect of a Termination of Service on Benefits.

           (a)                General.  The Committee shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of Benefit.  If the participant is not an employee or director of the Company or a Subsidiary and provides other services to the Company or a Subsidiary, the Committee shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Company or a Subsidiary and the date, if any, upon which such services shall be deemed to have terminated.

           (b)               Events Not Deemed Terminations of Service.  Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days.  In the case of any employee of the Company on an approved leave of absence, continued vesting of the Benefit while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires.  In no event shall a Benefit be exercised after the expiration of the term set forth in the award agreement.

            (c)                Effect of Change of Subsidiary Status.  For purposes of this Plan and any Benefit, if an entity ceases to be a Subsidiary of the Company a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company after giving effect to the Subsidiary's change in status.

           16.              Fair Market Value.  For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value shall be the closing price of the Company's Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Company's Common Stock is readily tradable on a national securities exchange or other market system, and if the Company's Common Stock is not readily tradable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company.

          17.              Withholding.  All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements.  If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock.  In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe.  The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.  In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

            18      Compliance with Laws  This Plan, the granting and vesting of Benefits under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Benefits are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.  The person acquiring any securities under this Plan will, if requested by the Company or one of its Subsidiaries, provide such assurances and representations to the Company or one of its Subsidiaries as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

            19.              Employment Status; No Employment/Service Contract.  No person shall have any claim or rights to be granted a Benefit (or additional Benefits, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.  Nothing contained in this Plan (or in any other documents under this Plan or in any Benefit) shall confer upon any participant any right to continue in the employ or other service of the Company or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company or one of its Subsidiaries to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause.  Nothing in this Section 19, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

            20.              Unfunded Plan.  Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.  All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.  The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended

             21.              No Fractional Shares.  No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit.  The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

             22.              Duration, Amendment and Termination.

            (a)                No Benefit shall be granted more than ten (10) years after the Effective Date.

            (b)               The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time.  No Benefits may be granted during any period that the Committee suspends this Plan.  Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Benefits to participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a participant, and may make other changes to the terms and conditions of Benefits. Notwithstanding the foregoing, no amendment, suspension or termination of this Plan or change of or affecting any outstanding Benefit shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Company under any Benefit granted under this Plan prior to the effective date of such change.  Changes, settlements and other actions contemplated by Section 12 shall not be deemed to constitute changes or amendments for purposes of this Section 22(b).

            (c)                To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Committee, any amendment to this Plan shall be subject to stockholder approval.

            23.              Governing Law.  This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

            24.              Effective Date.  The Plan, originally entitled the 2002 Management Equity Incentive Plan, first became effective as of February 28, 2002 (the "Effective Date") and was approved by the Company's stockholders on February 6, 2002.  The Plan was subsequently amended and restated effective March 31, 2004 (the "2004 Restatement Date").  The Plan was subsequently amended and restated effective March 29, 2006 (the "2006 Restatement Date"), subject to the approval of the Company's stockholders no later than twelve months after the 2006 Restatement Date (the date of stockholder approval is referred to as the "Stockholder Approval Date").

            25.              Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

            26.              No Corporate Action Restriction.  The existence of this Plan, the award agreements and the Benefits granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Company or any subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Company or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Company or any subsidiary, (d) any dissolution or liquidation of the Company or any subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Company or any subsidiary, or (f) any other corporate act or proceeding by the Company or any subsidiary.  No participant, beneficiary or any other person shall have any claim under any Benefit or award agreement against any member of the Board or the Committee, or the Company or any employees, officers or agents of the Company or any subsidiary, as a result of any such action.

             27.              Other Company Benefit and Compensation Programs.  Payments and other benefits received by a participant under a Benefit made pursuant to this Plan shall not be deemed a part of a participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any subsidiary, except where the Committee expressly otherwise provides or authorizes in writing.  Benefits under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or its subsidiaries.